Exhibit 10.1

SUBSCRIPTION AGREEMENT

The undersigned (the "Subscriber"), desires to become a holder of common shares (the "Shares") of Shuttle Pharmaceuticals, Inc., a corporation organized under the laws of the state of Maryland, having its principal place of business located at1 Research Court, Suite 450, Rockville, Maryland 20850 (the "Company").

Accordingly, the Subscriber hereby agrees as follows:

1. Subscription.

1.1	The Subscriber hereby subscribes for and agrees to accept from the Company that number of Shares set forth in Section 10 of this Subscription Agreement (the "Agreement"), in consideration of $8.00 per share. This offer to purchase is submitted in accordance with and subject to the terms and conditions described in this Agreement. The Subscriber acknowledges that the Company reserves the right, in its sole and absolute discretion, to accept or reject this subscription and the subscription will not be binding until accepted by the Company in writing.

1.2	The closing of the Subscription of Shares hereunder (the "Closing") shall occur immediately upon: (i) receipt and acceptance by the Company of a properly completed and executed Agreement; (ii) receipt of all funds for the subscription of shares hereunder; and (iii) receipt by the Company of a minimum number of subscriptions as determined by the Company in its sole discretion.

2. Purchase Procedure.  The Subscriber acknowledges that, in order to subscribe for Shares, Subscriber shall deliver to the Company the full purchase price in the amount set forth in Section 10 below by certified or other bank check or by wire transfer of immediately available funds, representing payment in full for the Shares desired to be purchased hereunder, made payable to the order of the Company. Subscriber acknowledges and agrees that the Company does not intend to consummate the sale of any Shares until it has received subscriptions and payment for a minimum of 1,250,000 Shares ($10,000,000) and will maintain subscription proceeds in a segregated account until such time. The escrow agent that will hold such funds is PNC Bank, N.A. If a minimum of 1,250,000 shares is not sold within the time period established by the Company’s board of directors, the Company will terminate the offering and all funds received will be refunded to Subscriber.

3. Representations and Acknowledgements of Subscriber.  By executing this Agreement, the Subscriber makes the following representations, declarations, acknowledgements and warranties to the Company, with the intent and understanding that the Company will rely thereon:

3.1	Such Subscriber acknowledges the public availability of the Company's current prospectus. This prospectus is made available in the Company's most recent S-1 Registration Statement deemed effective on _______, 2017. This prospectus sets forth the terms and conditions of the offering of Common Stock (the “Offering”) and the risks associated therewith are described.

3.2	All information herein concerning the Subscriber is correct and complete as of the date hereof and as of the date of Closing.

3.3	If the Subscriber is purchasing the Shares in a fiduciary capacity for another person or entity, including without limitation a corporation, partnership, trust or any other entity, the Subscriber has been duly authorized and empowered to execute this Subscription Agreement and all other subscription documents. Upon request of the Company, the Subscriber will provide true, complete and current copies of all relevant documents creating the Subscriber, authorizing its investment in the Company and/or evidencing the satisfaction of the foregoing.

3.4	In connection with the Offering, the Company intends to seek a listing of its common stock on a securities exchange registered with the Securities and Exchange Commission (SEC) under Section 6(a) of the Securities Exchange Act of 1934, as amended, such as the NASDAQ Capital Market (the act of achieving such listing or quotation, generally referred to hereafter as a “Public Listing”), but there can be no assurance that the Company will ever achieve a Public Listing (See Risk Factors – Risks Related to the Offering in the Prospectus). The Subscriber understands that until such time as the Company achieves a Public Listing of its Shares, a public market will not exist for the Shares and it may be difficult to sell the Shares purchased in this Offering. No U.S. federal or state agency has made any finding or determination as to the fairness of the terms of this Offering. These securities have not been recommended or endorsed by any U.S. federal or state securities commission or regulatory agency.

4. Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of ___________________, without regard to principles of conflicts of law.

5. Counterparts; Severability.  This Agreement may be executed in one or more counterparts.  If any provision of this Agreement shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Subscription Agreement in any other jurisdiction.

6. Persons Bound.  This Subscription Agreement shall, except as otherwise provided herein, inure to the benefit of and be binding on the Company and its successors and assigns and on each Subscriber and its respective heirs, executors, administrators, successors and assigns.

7. Section Headings.  The section headings contained in this Agreement are inserted for purposes of convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

8. Notices.  Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid, to the address of each party set forth in this Agreement.

9. CERTIFICATION.  THE SUBSCRIBER CERTIFIES THAT SUBSCRIBER HAS READ THIS ENTIRE SUBSCRIPTION AGREEMENT AND THAT EVERY STATEMENT MADE BY THE SUBSCRIBER HEREIN IS TRUE AND COMPLETE.

10. Ownership Information.  Please print here the number of Shares to be purchased, the Purchase Price and the exact name(s) in which the Shares will be registered.

Number of Shares Purchased: ____________________________________________________________________

Purchase Price @ $8.00 per Share: $_______________________________________________________________

Purchaser Name(s): ___________________________________________________________________________

________________________________________________________________________

Single Person

Husband and Wife, as community property

Joint Tenants (with right of survivorship)

Tenants in Common

Corporation or other organization

A Partnership

IRA

Tax-Qualified Retirement Plan

Trust

(i)          Trustee(s)/Custodian ________________________________________________________________

(ii)         Trust Date _________________________________________________________________________

(iii)        Name of Trust ______________________________________________________________________

(iv)        For the Benefit of: ___________________________________________________________________

_________	Other:

(Please explain)

Social Security or Tax I.D.: __________________________________________________________________________

Street Address (If P.O. Box, include address for surface delivery if different than residence)

City	State	Zip Code

Telephone Numbers:

Home:	( )

Cell:	( )

Facsimile:	( )

Email:	____________________________________________________________________

[Signature Pages Follow]

Subscriber Signature Page

The undersigned, desiring to subscribe for the number of Shares of Shuttle Pharmaceuticals, Inc. (the "Company") as is set forth above, acknowledges that he/she has received and understands the terms and conditions of the Subscription Agreement attached hereto and that he/she does hereby agree to all the terms and conditions contained therein.

IN WITNESS WHEREOF, the undersigned has hereby executed this Subscription Agreement as of the date set forth below.

Date and Signatures.	Dated:______________, 201_

Signature(s)	Print Purchaser Name (s)

(Each co-owner or joint owner must sign – names must be signed exactly as listed under “Purchaser Name(s)”)

Company Counterpart Signature Page

ACCEPTED:

SHUTTLE PHARMACEUTICALS, INC.

By:		Dated: ____________, 201_
Name:
Title